UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549
FORM 8-K
CURRENT REPORT
Pursuant to section 13 or 15(d) of the Securities Exchange Act of 1934
Date of report (Date of earliest event reported) December 1, 2023
ADDVANTAGE TECHNOLOGIES GROUP, INC.
(Exact name of Registrant as specified in its Charter)
Oklahoma
(State or other Jurisdiction of Incorporation)

1-10799	73-1351610
(Commission file Number)	(IRS Employer Identification No.)

1430 Bradley Lane, Suite 196, Carrollton, Texas	75007
(Address of Principal Executive Offices)	(Zip Code)
(918) 251-9121
(Registrant's Telephone Number, Including Area Code)
(Former Name or Former Address, if Changed Since Last Report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written Communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:
Title of each class	Trading Symbol	Name of each exchange on which registered
Common stock, par value $0.01	AEY	NASDAQ

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 12b-2 of the Exchange Act.

Emerging growth company    ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 7.01 Regulation FD Disclosure.

On December 4, 2023, ADDvantage Technologies Group, Inc. (the “Company”) issued a press release announcing the Company regained compliance with Nasdaq’s Minimum Bid Price Requirement. A copy of the press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

In accordance with General Instruction B.2 of Form 8-K, the information in this Item 7.01 of this Current Report, including Exhibit 99.1, shall not be deemed “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Exchange Act or the Securities Act of 1933, as amended, except as shall be expressly set forth by reference in such a filing. Furthermore, the furnishing of information under Item 7.01 of this Current Report is not intended to constitute a determination by the Company that the information contained herein, including the exhibits hereto, is material or that the dissemination of such information is required by Regulation FD.

Item 8.01 Other Events.

As previously disclosed by the Company in a Current Report on Form 8-K filed with the Securities and Exchange Commission on June 9, 2023, the Company received a written notice on June 7, 2023 (the “Initial Notice”) from the Listing Qualifications department of The Nasdaq Stock Market LLC (“Nasdaq”) indicating that the Company was not in compliance with Nasdaq Listing Rule 5550(a)(2), which requires a minimum closing bid price of $1.00 per share of the Company’s common stock (the “Minimum Bid Price Requirement”). The Initial Notice provided the Company 180 calendar days, or until December 4, 2023, to regain compliance with Nasdaq’s Minimum Bid Requirement.

On December 1, 2023, Nasdaq notified the Company that from November 16, 2023 to November 30, 2023, the closing bid price of the Company’s common stock was $1.00 per share or greater, and that as a result, the Company had regained compliance with the Minimum Bid Price Requirement. Accordingly, Nasdaq considers the matter closed.

Item 9.01 Financial Statements and Exhibits.
(d) Exhibits.
The following exhibits are furnished herewith:

Exhibit 99.1	Press release dated December 4, 2023

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ADDvantage Technologies Group, Inc.

Date: December 4, 2023

/s/ Michael A. Rutledge
Michael A. Rutledge
Chief Financial Officer